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LIONSGATE

Institutional Shareholder Services Presentation

December 2010

Forward-Looking Statements

Certain statements in this document may constitute "forward-looking" statements. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements as a result of various important factors, including, but not limited to, actions taken by the Carl Icahn and certain of his affiliates and associates (referred to herein as the "Icahn Group"), actions taken by shareholders in respect of the offer, the possible effect of the offer on Lionsgate's business (including, without limitation, on Lionsgate's credit facilities and notes), the substantial investment of capital required to produce and market films and television series, increased costs for producing and marketing feature films, budget overruns, limitations imposed by Lionsgate's credit facilities, unpredictability of the commercial success of Lionsgate's motion pictures and television programming, the cost of defending Lionsgate's intellectual property, difficulties in integrating acquired businesses, technological changes and other trends affecting the entertainment industry, and the risk factors found under the heading "Risk Factors" in Lionsgate's 2010 Annual Report on Form 10-K filed with the SEC on June 1, 2010, its amendment to such Annual Report on Form 10-K/A filed with the SEC on July 29, 2010, and the Company's Quarterly Report on Form 10-Q filed with the SEC on November 9, 2010. As a result, these statements speak only as of the date they were made and Lionsgate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless such updates or revisions are required by applicable law. Words such as "targets", "positions", "expects," "intends," "plans," "projects," "believes," "provides", "estimates" (or use of "E"), "forecasts" and similar expressions are used to identify these forward-looking statements.

All estimates and projections used in this document are based on Lionsgate management estimates and projections, unless otherwise stated.

LIONSGATE

The Lionsgate Board Is Committed to Delivering Long Term Value to All Lionsgate Shareholders

- Over the past 10 years, the current Board and management team have developed and executed on a clear and disciplined plan to create a diversified media business that is creating long term value for Lionsgate shareholders
- Due to the Board's and management team's leadership:
  - Over the past ten years, Lionsgate stock has appreciated by 341%, while, over the same timeframe, the S&P 500 declined 10% and the S&P 500 Media Index declined 33%[1]
  - Over the past 12 months, Lionsgate stock has appreciated by 49%, while, over the same timeframe, the S&P 500 appreciated 9% and the S&P 500 Media Index appreciated 26%[2]
- Furthermore:
  - Lionsgate achieved record EBITDA and revenues in fiscal 2010
  - Revenues grew from $183 million in fiscal 2000 to an approximate $1.6 billion in fiscal 2010, and continue to grow in fiscal 2011 with first half revenues of approximately $783 million
  - Lionsgate's television business grew from annual revenues of $8 million in fiscal 1999 to approximately $351 million in fiscal 2010 and $168.5 million in the first half of fiscal 2011

NOW IS CERTAINLY NOT THE TIME TO MAKE A CHANGE

[1] From November 30, 2000 – November 26, 2010. Source: Factset.
[2] From November 30, 2009 – November 26, 2010. Source: Factset.

LIONSGATE

Section 1: Lionsgate's World Class Business

LIONSGATE

Disciplined Strategy to Create the Leading Next Generation Studio

2000 → **Today**

Phase I
Building Leading Independent Motion Picture Business…



crash





SAW



precious

… and Library Foundation

LIONS GATE · TRIMARK · ARTISAN ENTERTAINMENT

Phase II
Growing a Diversified TV Business



MADMEN



NURSE JACKIE



weeds



HOUSE OF PAYNE



MEET the BROWNS



SOUTH PARK

Phase III
Expanding into Domestic and International Cable Assets and New Media Platforms

TV GUIDE NETWORK · epix · FEAR NET · TV GUIDE .COM · TIGER GATE · BREAK MEDIA We Know Guys

LIONSGATE

Diversified Platform Supports a Wide Variety of Content & Distribution

CORE BUSINESSES

Films
Prestige Franchise Comedy Genre



Television
Largest Independent Supplier of Cable Programming



Channels
TV GUIDE NETWORK
epix
TIGER GATE
FEAR NET

Library
One of the Largest Film Libraries in the World with 12,000+ titles

INTERNATIONAL REACH
LIONSGATE
maple
Wholly-Owned
MANDATE PICTURES

STRATEGIC & FINANCIAL PARTNERS
One Equity Partners
VIACOM
Televisa
SABAN Capital Group, Inc.
comcast
SGF
SONY
STUDIO CANAL

LIONSGATE

DIVERSIFIED BUSINESSES
LIONSGATE
Catalog Acquisitions 1,000+ Songs

Dirty Dancing SOLD OUT
London
Los Angeles
Hamburg
Australia
New Zealand

Wholly-Owned 3rd Party Titles
MANDATE PICTURES

ROADSIDE Attractions

TECHNOLOGY & NEW MEDIA
BREAK MEDIA We Know Guys
TV GUIDE .COM

LIONSGATE

Positioned for Outperformance

- Compelling plan to expand and diversify content offering
- Highly experienced management team with a deep understanding of media space and recognized performance track record
- Lionsgate expects to generate an average of $100-125MM* of annual free cash flows in FY2013-15
  - — Before factoring in significant value and earnings potential from TV Guide Network, TVGuide.com, EPIX, FEARnet, Tiger Gate and Break Media*
- Investments in acquisitions over last three years to provide significant returns
  - — TV Guide Network and TVGuide.com targets annual EBITDA of $75MM* within three years; recent control transactions have valued similar businesses at greater than 10x EBITDA
  - — EPIX expects to be fully distributed in two years with significant free cash flow and EBITDA generation

TV GUIDE NETWORK | epix | FEAR NET | TIGER GATE | BREAK MEDIA We Know Guys

LIONSGATE

* Refer to Appendix A for reconciliation to GAAP

Achieved Consistent Revenue Growth Across All Segments*


($MM)
1,600
1,200
800
400
0
183
29
99
55
188
25
116
48
270
41
158
71
293
34
200
59
385
15
309
61
838
755
83
945
812
133
977
858
119
1,361
1,150
211
1,466
10
1,234
222
1,584
114
1,119
351
FY00
FY01
FY02
FY03
FY04
FY05
FY06
FY07
FY08
FY09
FY10
Television Segment
Motion Picture Segment
Other
TV Guide

LIONSGATE

* Revenues include acquisitions (not pro-forma)

Unique World-Class Film Business

Lionsgate has built a world-class production, acquisition and distribution infrastructure that combines the specialization of an independent with the critical mass, reach and leverage of a major studio

- Average net cost per film less international sales is ~$10MM for FY10 slate and $14MM for FY11 slate, a fraction of the industry average*
- 30%+ Average Return on Risk Capital ("RORC" **) FY05-FY11 on theatrically released films
- Profitable on approximately 70% of the pictures theatrically released since 2000
- Balanced portfolio consisting of both in-house productions and third party acquisitions

Select Historical Productions


3D

MADEA

CRANK

Good
Luck
Chuck

DIARY OF A MAD BLACK WOMAN

Select Historical Acquisitions


SAW

crash

RAMBO

CROWE
BALE
3:10 TO YUMA

precious

LIONSGATE

* Source: SNL Kagan

** Risk Capital is defined as investment in film plus P&A less international sales

Differentiated Operational Approach

- Exploit large, niche segments that are under-served by competitors
  - *Lionsgate puts capital to work in genres it knows well*
- Mitigate a significant portion of risk via international pre-sales/licensing
  - *Lionsgate significantly reduces its risk capital by pre-selling international distribution rights*
- Aggressively manage production/acquisition cost
  - *Lower average production/acquisition cost means a lower hurdle to profitability per film compared to the major studios*
- Significantly lower motion picture overhead than major studios
  - *Lower motion picture overhead means a lower hurdle to profitability as a division compared to the major studios*
- Focus on films with disproportionate financial upside relative to cost
  - *Lionsgate seeks to make or acquire films that are priced to deliver meaningful equity returns in a base case and have the potential to transform its valuation in success*

LIONSGATE

Feature Film Business Poised to Deliver

Recent and Upcoming Releases


WHY DID I GET MARRIED TOO?

Production


KICK ASS

Acquisition


RUSSELL CROWE
THE NEXT THREE DAYS

Production


STALLONE
STATHAM
LI
LUNDGREN
COUTURE
AUSTIN
CREWS
ROURKE
EXPENDABLES

Acquisition


WARRIOR

Production


RABBIT HOLE
KIDMAN ECKHART WIEST

Acquisition

- Building Future Slates with brands like the bestseller *Hunger Games*, *Conan the Barbarian*, the *What to Expect* series, and literary sensation *Pride, Prejudice and Zombies*
- Diversified, balanced product mix of both productions and acquisitions with potential to drive outsized returns
- Anchored in audience segments that play to Lionsgate's core areas of strength
- Focused on franchise replenishment

Highlights From Our Upcoming Slate


THE HUNGER GAMES
SUZANNE COLLINS

The Hunger Games



Conan the Barbarian


WHAT TO EXPECT WHEN YOU'RE EXPECTING

What to Expect When You're Expecting



Pride, Prejudice and Zombies

LIONSGATE

Library Generates Consistent Revenue Growth

- Reported library cash flow from operating activities for FY10 is $110MM, representing 34% of Reported Library Revenue ("RLR")
- 5-Year revenue compound annual growth rate ("CAGR") of 9% vs. (3%) CAGR for industry DVD catalog sales*
- Aggressive library promotion driving catalog market share of 6%
- Majority of the RLR in FY10 is driven by titles with remaining license terms in excess of 10 years
  - — Based on FY10 revenue, 90% of expiring titles for which renewal rights are pursued will be (or are expected to be) extended
- Young and fresh library weighted toward recent titles -- 75% of RLR from titles that were created since 2000

Annual Reported Library Revenue


($MM)
350
300
250
200
150
100
50
0
209
256
264
279
323
FY06
FY07
FY08
FY09
FY10

LIONSGATE

* Company estimates based on AC Nielsen

Built Significant Backlog Revenues

- Backlog defined as contracted future revenue not yet recorded for the licensing of film and television product (completed and incomplete)
- Backlog is "off-balance sheet" cash and revenue yet to be collected or recognized
- Revenue is recognized when windows are open
- 38% of backlog revenue ($164MM) estimated as of 9/30/10 to be recognized within the next 6 months

Backlog Composition ($426MM Total a/o 9/30/10)



($MM)
Maple
5
Fearnet
4
Epix
36
Debmar-Mercury
74
Showtime
52
TV Production
26
LGUK
1
Mandate
24
Film Other TV
148
Film Intl.
56

Est. Recognition of Backlog Revenue (a/o 9/30/10)



($MM)
500
400
300
200
100
0
426
164
147
52
23
40
Film
TV
Total Backlog
FY11
FY12
FY13
FY14
Thereafter
------ Est. Year Recognized ------

LIONSGATE

Home Entertainment Outperforming Industry

- Lionsgate continues to achieve one of the highest box-office to DVD conversion rates in the industry, as it has been #1 for the first three quarters of 2010 by earning 36% more DVD wholesale revenue per box-office dollar than the competition*
- Lionsgate has led all major studios in box-office to DVD conversion over the past five year period*
- FY10 theatrical titles over-converted on Pay-Per-View ("PPV") / Video On-Demand ("VOD") by 18% vs. normalized industry average**
- Redbox deal driving incremental revenue without adversely impacting sell-through
- VOD day-and-date strategy yielding 30%-50% incremental lift in VOD revenue, without cannibalizing packaged sales and rentals

* Source: AC Nielsen, Rentrak
Box-office to DVD conversion rate is calculated as the ratio of the total box-office revenues from a theatrical release compared to the total first cycle DVD release revenues for such theatrical release
** Company estimates based on Rentrak data

LIONSGATE

Growth from New Media, Technology and Delivery Platforms

U.S. On-Demand Revenue



($MM)
24
40
63
79
51%
821%
43%
355%
55%
39%
88%
54%
8%
Theatrical # of Releases:
FY07
15
FY08
19
FY09
16
FY10
10

- Significant high growth in FY10 despite comparably smaller theatrical slate
- Robust growth across all delivery platforms over the last four years

PPV/VOD *
- AT&T
- Cablevision
- Charter
- Comcast
- Cox
- Time Warner
- Verizon
- DirectTV
- Dish
- Cable
- FEARnet

EST
- Amazon
- Apple iTunes
- CinemaNow
- Direct2Drive
- MovieLink

Digital VOD *
- Apple iTunes
- CinemaNow
- MovieLink
- XBox
- Netflix
- Hulu
- YouTube
- FEARnet

PPV/VOD * = Pay-Per-View / Video On-Demand

EST = Electronic Sell-Through

Digital VOD * = Digital Video On-Demand

* Includes SVOD / FVOD

LIONSGATE

Highly Profitable Television Production

- Lionsgate is a leading supplier of cable programming
  - Nine shows in production on six different networks
  - Ten syndication series in distribution
- TV is a highly profitable business; 97% Return on Risk Capital* in FY09

Return on Risk Capital	FY09	FY10	FY11E
Amortization of TV Production Costs ($MM)	92	165	144
Deficit	22%	22%	22%
Risk Capital ($MM) **	(20)	(36)	(32)
Gross Contribution ($MM)***	19	27	32
Return on Risk Capital *	**97%**	**75%**	**100%**

- Historically, approximately 80% of all investment in TV is covered from license fees and tax credits before production even commences, with home entertainment, digital and international revenues still to come



WEEDS

Weeds Case Study: Projected to generate over $100MM in home entertainment revenues alone and over $90MM in 7-year ultimate profit +



amc
SPIKE
SHOWTIME
MADMEN
BLUE MOUNTAIN STATE
NURSE JACKIE
DEAD ZONE

* Return on risk capital is calculated by gross contribution / risk capital
** Risk Capital is defined as production costs less license fees and tax credits
*** Refer to Appendix A
+ Ultimate profit defined as ultimate revenue less direct operating and distribution and marketing cost of the television production segment

LIONSGATE

Television Distribution Business Continues to Grow

- Debmar-Mercury has built a uniquely successful business of original programming in syndication in addition to traditional off-network distribution and syndication operations
- Existing slate alone is projected to generate $120MM in pre-tax net cash flow to Lionsgate*
  - Lionsgate acquired Debmar-Mercury for $27MM plus an earnout in July 2006
- Continued syndication of new programming is projected to grow the value of the business significantly and yield multiples on our investment
- Limited risk capital investment in Debmar-Mercury
- Normalized operations generate gross contribution margins of 8-14%**


DEBMAR-MERCURY
TYLER PERRY'S
HOUSE OF PAYNE
FAMILY FEUD
SOUTH PARK
DEADLIEST CATCH
TYLER PERRY'S
MEET THE BROWNS
The wendy williams Show

Financial Projections ($MM) ***		
	FY10	FY11E
Revenue	$93	$154
Gross Contribution	$13	$13

*From January 1, 2011. Net cash flows are after overhead, pre-tax and net of all earnout and profit participation payments. Net cashflow after taxes is projected to be $84 million assuming a 30% effective cash tax rate. Refer to Appendix A

** Gross contribution margin is pre-overhead

*** Refer to Appendix A

LIONSGATE

TV Guide Network: Expanding Channel Strategy

- Nationally distributed cable network reaching 80 million homes*
- Addition of "Weeds", "Curb Your Enthusiasm" and "Ugly Betty" to programming slate will help TV Guide achieve goal of becoming a top 20 rated cable network


weeds


Curb Your Enthusiasm


UGLY BETTY

- Provides branded outlet for Lionsgate television and film product (e.g. Weeds, Dirty Dancing) along with significant marketing/advertising synergies
- JPMorgan's private equity arm, One Equity Partners, is Lionsgate's financial partner with a 49% stake
- Strengthening distribution, including recently extended carriage deals with Comcast and Charter
- Target EBITDA of $75MM** in 3 years; recent control transactions have valued similar businesses at greater than 10x EBITDA
- Improved ratings by 14% in the second half of 2009 vs. the same period in 2008***
- "I Dreamed A Dream: The Susan Boyle Story" premiered exclusively on TV Guide in December 2009 and has been viewed by nearly 12 million people, confirming that this network can drive big ratings

Source: SNL Kagan

* Per AC Nielsen

** Refer to Appendix A for reconciliation to GAAP

*** Total Programming Day Coverage Ratings per Nielsen NPower

Leveraging Digital and International Distribution to Drive Value [+]

TV GUIDE .COM

- 74% market share in online listing grid and 23.4 million unique visitors in September 2010*
- Average user spent 10 minutes / month on TVGuide.com, #1 among competitive set**

BREAK MEDIA
We Know Guys

- Largest independent digital destination network targeting men aged 18 – 34
- Serves original, acquired or licensed content to 80 million unique visitors per month***, #1 among competitors
- 8th largest video network

* Source: Omniture and comScore
** Source: Nielsen. Competitive set includes AOL TV, MSN TV, TV.com, Yahoo!TV and Zap2it.com
*** Source: comScore Media Metrix (4Q 2009) and Nielsen @Plan (Winter 2010)
+ Lionsgate owns 51% of TVGuide.com and 42% of Break Media

LIONSGATE

A Transformational, Multiplatform Premium Entertainment Network

- Premium cable network and broadband platform offering latest theatrically released titles from Paramount, MGM and Lionsgate, titles from 3 world-class libraries and original programming
- Fastest growing premium network with 8.5 million subscribers across the EPIX suite of channels
- Distribution momentum growing with five affiliate carriage deals in the last eight months
- Recently executed subscription video on demand agreement with Netflix will generate enormous value for the venture and highlights EPIX as a leading innovator in the digital distribution marketplace
- Available in over 30 million homes with more to follow
- Deep library of catalog product on pay television, broadband, and subscription Video On-Demand platforms
- Provides greater control of Lionsgate product in the pay television window, allowing maximum flexibility for on-demand distribution
- Anticipate positive free cash flow and EBITDA in the 2nd year after launch
- Lionsgate currently owns a 31% interest in the venture

Leveraging Digital and International Distribution to Drive Value (cont'd)+

- #1 free VOD movie service and #2 VOD network based on unique set-top box usage*
- Subscriber count in excess of 23MM**
- Recently extended footprint with launch of linear channel

- New television venture, targeting $24 billion Asia pay TV market growing 10% annually ++
- Tigergate's core channels, Kix (action genre) and Thrill (horror/suspense genres), have launched in Indonesia, Hong Kong and Singapore, with launches in new territories anticipated over the next 6 months
- Strong launch pad for additional channels in an attractive geography
- Partnered with Saban Capital – a leading media investor

*Source: Rentrak, January 1, 2009 – February 28, 2010, all content, all TV markets, Rentrak network categories, all warehouses, includes adult, national and local providers except where noted

** As of January 2010 and as reported to company by affiliates

+ Lionsgate owns 33% of FEARnet and 41% of Tiger Gate on a fully diluted basis

++ Per Media Partners Asia Report, *Asia Pacific Pay-TV Broadband Markets 2009*

LIONSGATE

Experienced Leadership with the Right Strategy

- Management has grown revenue from $183 million to $1.6 billion over past 10 years through a clearly defined and executed plan
- CEO Jon Feltheimer has over 25 years of entertainment experience
- Vice Chairman Michael Burns has over 28 years of entertainment and Wall Street experience
- Independent Board focused on results and accountability
- Significant management and Board ownership of common stock aligning interests with shareholders
- Diversity of expertise with deep industry experience to lead company at this important juncture

LIONSGATE

Look What We've Built

37 Oscar Nominations


MONSTER'S BALL
crash
Away from Her
THE COVE

51 Emmy Nominations


MAD MEN
weeds

12,000 Titles


REQUIEM
FACING ALI

5 Channels

1 Vision

LIONSGATE

LIONSGATE

Section 2: Why Shareholders Should Vote for Lionsgate's Slate

LIONSGATE

Lionsgate's Board Meets All the Characteristics of Good Governance

- Annually elected Board
- 10 of the 12 Directors are independent
- 8 of the 12 Directors are Canadian
- A quarter of the Board has been refreshed in the last year
- Independent Directors are required to meet in executive session at least quarterly and otherwise as needed
- Board held a total of 14 meetings in fiscal 2010
- Lionsgate has a track record of listening to and working with its shareholders:
  - Activist representation on the Board in the form of Mark Rachesky
  - Lionsgate has made an effort to reach a mutual agreement with Mr. Icahn multiple times and each time these discussions have ended because Mr. Icahn insisted on special vetoes and other powers without any protection for minority shareholders. In addition, Mr. Icahn insisted on being reimbursed for the millions of dollars of costs and expenses in connection with his tender offer and litigation against Lionsgate

LIONSGATE

Lionsgate's Highly Qualified Nominees Are the Right Choice to Continue Building Value for Shareholders

Nominee	Experience	Age
Michael Burns • Vice Chairman • Board member since 1999	• Since 1999, Mr. Burns has joined with Mr. Feltheimer to build Lionsgate into the leading next generation filmed entertainment studio with annual revenue of approximately $1.6 billion in fiscal 2010 • Mr. Burns' extensive knowledge of Lionsgate, his financial and investment banking expertise, in-depth understanding of our industry, connections in the business community and relationships with our shareholders makes Mr. Burns an invaluable member of the Board • Has over 28 years of entertainment and Wall Street experience	52
Harald Ludwig • Co-Chairman Chairman of Special Committee • Chairman of Strategic Advisory Committee • Member of the Comp Committee • President of Macluan Capital Corporation • Board member since 1997	• Mr. Ludwig has over 30 years of business and investment experience. • His financial and business acumen and connections in the business community have provided the Board with critical perspective on the business issues the Company faces • Over his tenure on the Board, Mr. Ludwig has been central to building the strategy to create value through Lionsgate's world-class media platform that leverages content creation, production and distribution across diverse channels	56
G. Scott Paterson • Chairman of Audit Committee • Member of Strategic Advisory Committee • Vice Chairman of NeuLion • Board member since 1997	• Mr. Paterson brings to the Board an investment banking background, experience with the Canadian securities industry and management experience at entertainment related companies • His wide range of knowledge surrounding strategic transactions, board of director oversight, corporate responsibility, and Canadian securities regulations are invaluable to the Board when considering recommendations and decisions for the Company	46
Mark H. Rachesky M.D. • Member of Strategic Advisory Committee • Co-founder and President of MHR Fund Management • Board member since 2009	• Dr. Rachesky has demonstrated leadership skills as well as extensive financial expertise and broad-based business knowledge and relationships • In addition, as the President of MHR Fund Management LLC, with a demonstrated investment record in companies engaged in a wide range of businesses over the last 15 years, together with his experience as chairman and director of other public and private companies, Dr. Rachesky brings to the Board broad and insightful perspectives relating to economic, financial and business conditions affecting the Company and its strategic direction	51
Hardwick Simmons • Member of Strategic Advisory Committee • Member of Nom & Corp Gov Committee • Member of Special Committee • Former Chairman and CEO at The NASDAQ Stock Market Inc. • Board member since 2005	• Mr. Simmons has had an accomplished career overseeing the NASDAQ and other large complex financial institutions • With this experience, he brings important business and financial expertise to the Board in its deliberations on complex transactions, financial matters and the Company's business	70

LIONSGATE

The Icahn Group Lacks a Vision, Much Less a Strategy, for the Future of Lionsgate

- No articulated vision as to how it would improve on the results the Lionsgate Board has achieved
- Lacks a clear direction and is unlikely to continue Lionsgate's recent success
- Provides no further clarity on the critical issue of leading Lionsgate into the future
- Lacks experience and expertise compared to Lionsgate's slate
- Has a self-serving agenda that will take away from the value of Lionsgate shareholders' investment

THE ICAHN GROUP'S DISSIDENT NOMINEES ARE UNLIKELY TO CONTINUE LIONSGATE'S RECENT SUCCESS

LIONSGATE

Icahn Continues to Contradict Himself on Intentions for Lionsgate

- Mr. Icahn changed his position with regard to Lionsgate's operations. In February 2010, Mr. Icahn stated:

  "[Management] should stick to what they know best which is buying these small companies – and distributing them and also producing TV"[1]

  —He later said:

  "You don't make a lot of money on these TV productions…TV does not make a company a lot of money" and he has implied that the Company should limit itself to distribution only[2]

- Mr. Icahn changed his position with regard to a potential transaction between Lionsgate and MGM. In June 2010, Mr. Icahn characterized it as:

  "analogous to a couple not being able to pay their mortgage on a little house and starting to negotiate on a big, overpriced mansion that's rumored to be haunted" [3]

  —He later said:

  "We believe that this combination of Lions Gate and MGM would enhance value for all constituencies... we also believe such a combination transaction would enhance the value of Lions Gate shares." [4]

MR. ICAHN HAS NEVER ARTICULATED A COHERENT PLAN FOR LIONSGATE

[1] CNBC, "National Programming," February 18, 2010.
[2] CNBC, "Fast Money," March 24, 2010.
[3] Los Angeles Time, "Carl Icahn: Lions Gate-MGM merger is problematic, not impossible." June 26, 2010
[4] Carl C. Icahn, Icahn Announces Support for Lions Gate Combination with MGM. Press Release. October 12, 2010.

Icahn's Nominees: Short on Success

Chris McGurk Had Unsuccessful Tenures at Universal and MGM and Failed with Overture Films

- **Unsuccessful tenures at Universal and MGM**:
  - At Universal: the company did not have much success theatrically and lost significant potential revenue by selling the international rights of movies (e.g., "American Pie" and "Erin Brockovich") that went on to be very successful
  - At MGM: Had unsuccessful theatrical performances
- **Failure with Overture Films**:
  - Trying to model it after Lionsgate by releasing only low-budget niche films, McGurk founded Overture in 2006.
  - By July 2010, Overture had accrued a library of only 16 films and could not consistently generate revenues
  - Public estimates of 10 Overture films show that half lost money in the domestic box office from having larger budgets than revenues, while others netted little or broke even
  - McGurk was fired and Overture was ultimately shut down
- McGurk was employed by five different media companies over the past 12 years and is currently unemployed

Jay Firestone Failed at Running His Own Studio, Fireworks Entertainment

- **Failure with Fireworks Entertainment:**
  - Firestone failed at producing movies and could not generate consistent revenue
  - Firestone burned through $100 million in financing on films such as *Onegin* (grossed $206,128) and *Who is Cletis Tout* (grossed $252,607)
  - Firestone partnered with Icahn's Stratosphere Entertainment, in the joint distribution venture, Independent Distribution Partners, which was a failure
  - CanWest, Firework's parent, terminated Firestone in 2003 and shut down Fireworks a year later

LIONSGATE

Icahn's Nominees: Lack Relevant Industry Experience

Michael Dornemann Has No Relevant Experience

- Has no relevant experience in the movie industry
- Poor track record at BMG. Was ultimately forced out
- As a member of the Icahn influenced Take-Two Interactive Software board, Dornemann has overseen value destruction, with the stock price decreasing over 47% during his tenure[1]
- At Take-Two, he cost shareholders significant opportunity for value when the board unanimously voted down an offer from Electronic Arts to acquire Take-Two for $2.0 billion or $26/share
  - Today, shares of Take-Two stock trade at $11.10, approximately 57% below the offer price[2]

Daniel Ninivaggi Has No Relevant Experience and Is an Icahn Employee

- An Icahn employee, a lawyer and ex- auto-part executive with no relevant experience
- At Lear Corp., tried to push through an offer from Icahn over objections from shareholders and ISS
- Following the rejection of the Icahn offer, Ninivaggi stayed with Lear until shareholder value dropped to almost nothing and he left as the company filed for bankruptcy
- Later hired by Icahn to run his flagship fund, Icahn Enterprises. Now Icahn's "right hand man"[3]

Harold Shapiro Has No Relevant Experience

- Is Mr. Icahn's fellow Princetonian and has no relevant experience in Lionsgate's business

[1] From March 29, 2007, the date of the Annual Meeting in which Dornemann was nominated to the Board, to November 26, 2010
[2] From tender offer launch on March 13, 2008 to November 26, 2010. Source: Factset
[3] Reuters, "UPDATE 1-Icahn's right-hand man Keith Meister to leave." August 4, 2010.

LIONSGATE

Mr. Icahn's Increasing Role with MGM Studios Raises Concerns of a Serious Conflict of Interest

- Mr. Icahn is the second largest stakeholder of MGM and was recently granted the authority to designate a director to serve on MGM's Board
- With representatives on both MGM's and Lionsgate' Boards, Mr. Icahn would have access to highly sensitive, competitive information such as new film release dates, development slates, film and TV acquisition targets and confidential M&A discussions
- Mr. Icahn publicly supported Lionsgate's offer to merge with MGM, which was later rejected by committee of MGM's creditors
- We believe that, Mr. Icahn is seeking to place former MGM executive, Mr. McGurk, on Lionsgate's Board in an effort to pave the way for a Lionsgate/MGM merger on terms beneficial to the Icahn Group only, not to all Lionsgate's shareholders
- Mr. Icahn's attempt to have board representation affords zero protection to Lionsgate shareholders in terms of an unbiased, independent Board

ICAHN REPRESENTATION ON LIONSGATE'S BOARD OF DIRECTORS POSES A SERIOUS CONFLICT OF INTEREST AND IS NOT IN THE BEST INTEREST OF ALL LIONSGATE SHAREHOLDERS

What Happens When Icahn Gets Board Representation?

Share price performance in situations since 2000; as of Dec 1, 2010*



Biopharmaceutical Companies (11)
Median share price decline for media, technology and other companies excluding biopharma is (82%)
150
100
50
0
-50
-100
-150
126
38
27
11
(97)
5
(19)
(25)
(36)
(82)
(92)
(93)
(99)
(100)
Median: (31%)
IMCL (1)
GENZ (2)
BIIB
AMLN
ANX
TTWO (3)
MOT (2)
YHOO (2)(4)
FDML (5)
XOHO (6)
BKFG (7)
LEA (8)
BLOKA (9)
WCI (2)(10)

- 9 of the 14 companies where Carl Icahn has secured board representation since 2000 have seen share price declines
  - Median share price decline for all situations is (31%)
  - Outside of biopharmaceutical companies [11], almost all companies where Icahn has secured board representation have declined in share price

LIONSGATE

Refer to Appendix B; Source: CapIQ, Shark Repellant, public sources as of December 1, 2010

Time period based on when one or more of Icahn or his affiliates held a seat on the Company's Board

Icahn's Series of Opportunistic and Coercive Tender Offers



Partial tender offer at $6 for 13.2 million share (to achieve 29.8% ownership)
Increases tender offer to $7 / share
Extends offer
Extends offer
Extends offer
Icahn lowers tender offer to $6.50 / share
Icahn amends offer to $7.50 / share conditional on the courts reversing the Kornitzer deleveraging transaction
Extends offer
Icahn reverses two conditions, adds a condition, and extends offer
Extends offer
$
8.00
7.00
6.00
5.00
Icahn amends offer to purchase up to all of Lionsgate's shares conditional on minimum shares being tendered such that he reaches 50.1% ownership
Extends offer
Extends offer
Icahn and Lionsgate agree to a 10-day ceasefire
Extends offer
Extends offer
Extends offer
Feb '10
Mar '10
Apr '10
May '10
Jun '10
Jul '10
Aug '10
Sep '10
Oct '10
Nov '10
Dec '10

- Icahn's offers represent the opportunistic creeping bid that the company has warned of and tried to protect against
- Icahn has extended his tender offers 11 times in the past year
- Offers have been highly conditional, coercive and financially inadequate
- The remaining shareholder base agrees with this. In May, over 70% of outstanding shares, excluding Icahn, voted in favor of a shareholder rights plan
- Icahn has been continually litigating against Lionsgate for 6 months
- Tender offers have been used as a litigation tactic with courts rather than a legitimate attempt to acquire shares

LIONSGATE

The Refinancing Exchange Transaction

- Icahn has publicly made claims of Lions Gate being over-levered
  - "How much longer can Lions Gate's film library be counted on to drive performance and to service the company's staggering debt load?" *(Icahn press release, 6/14/10)*

The Backdrop

- Lions Gate has a long history of being proactive about managing its capital structure and debt maturity towers, including significant maturities in 2012 & 2013
  - In April 2009, Lionsgate exchanged $66.6 million of 3.625% 2025 notes to push out maturities

The Exchange Transaction

- On July 20, 2010, Lionsgate exchanged Kornitzer Capital Management's holdings on existing LGEI 3.625% and 2.9325% Convertible Senior Subordinated notes with new notes that extended the put dates and maturity of the notes and lowered its conversion rate to the then VWAP of $6.20
  - Resulted in conversion of notes at $6.20, reducing debt by approximately $100 million at a premium to the most recent closing price without incurring "file-to-offer" spreads, underwriting spreads or other discounts typically associated with an equity offering

Post Exchange Reaction

- Moody's Reaction – upgraded ratings outlook to positive from stable:
  - *"The rating outlook change is prompted by a combination of recent debt reduction via the conversion of senior subordinated notes to equity, better than expected operating performance, and management's continuing focus on de-risking the balance sheet and improving credit metrics further, in Moody's view" (Moody's press release, 9/1/10)*
- Wall Street Equity Research Analyst Reaction:
  - *"Reducing its effective indebtedness is a positive for LGF" (BMO Capital, July, 21, 2010)*
  - *"A net benefit of this battle has been the prudent reduction in leverage (a frequent complaint of Icahn), lowering interest payments and adding to the float" (Piper Jaffray, August 10, 2010)*
- The Honorable Mr. Justice Savage, The Supreme Court of British Columbia, Ruling:
  - *Transaction subsequently affirmed by British Columbia Supreme Court and NYSE: "In my opinion, based on the evidence, the Lions Gate Board's views were reasonably held, that is, that both the deleveraging effect, its primary purpose, and the consequential effect, the dilution of the Icahn Group's position while it was in the midst of a hostile takeover bid, were reasonably held to be in the best interests of the company" (Opinion of The Honorable Mr. Justice Savage, The Supreme Court of British Columbia, 11/1/10)*

LIONSGATE

Appendix A: Calculations of Gross Contribution and Certain Non GAAP Reconciliations

LIONSGATE

TV Guide EBITDA as Defined

TV Guide EBITDA Target Reconciliation to GAAP Net Income	
($000s)	Year Ended March 31, 2013
TV Guide Network Net Income	**$22,400**
Add Back	
Depreciation and Amortization	16,000
Non-Cash Interest Expense on Preferred Stock Held by Lionsgate (51%) and OEP (49%)*	36,600
TV Guide Network EBITDA	**$75,000**

* Represents non-cash interest associated with the amortization of the discount and dividend of the redeemable preferred stock held by Lionsgate and OEP. Calculation assumes dividends, which are PIK dividends, or other distributions have not been paid to Lionsgate and OEP

EBITDA is defined as earnings before interest, income tax provision, and depreciation and amortization.
EBITDA is a non-GAAP financial measure.

LIONSGATE

Free Cash Flow

Free Cash Flow Target Reconciliation to GAAP Cash Flow from Operating Activities		
($000s)	Year Ended March 31, 2013 to 2015	
Range of Net Cash Flows Provided by (Used In) Operating Activities	**$117,500**	**$142,500**
Subtract		
Purchases of Property and Equipment	(3,000)	(3,000)
Net Borrowings Under and (Repayment) of Production Obligations	(14,500)	(14,500)
Range of Free Cash Flow, as Defined	**$100,000**	**$125,000**

Free cash flow is defined as net cash flows provided by operating activities, less purchases of property and equipment and plus or minus the net increase or decrease in production obligations. The adjustment for the production obligations is made because the GAAP based cash flows from operations reflects a non-cash reduction of cash flows for the cost of films associated with production obligations prior to the time the Company actually pays for the film. The Company believes that it is more meaningful to reflect the impact of the payment for these films in its free cash flow when the payments are actually made.

LIONSGATE

Free cash flow is a non-GAAP financial measure.

Gross Contribution Calculation

Television Production Gross Contribution Calculation

($MM)	Year Ended March 31, 2009	
	Television Production	
	Debmar-Mercury	TV Production
Revenues	**$59**	**$163**
Direct Operating	48	129
Distribution and Marketing	10	16
Gross Contribution	**$533**	**$19**

Gross contribution is defined as revenues less direct operating expense and distribution and marketing expense.

LIONSGATE

Gross Contribution Calculation (cont'd)

Television Production Gross Contribution Calculation

($MM)	Year Ended March 31, 2010	
	Television Production	
	Debmar-Mercury	TV Production
Revenues	**$93**	**$258**
Direct Operating	72	206
Distribution and Marketing	7	25
Gross Contribution	**$13**	**$27**

Gross contribution is defined as revenues less direct operating expense and distribution and marketing expense.

LIONSGATE

Gross Contribution Calculation (cont'd)

Television Production Gross Contribution Calculation		
	Forecasted for the Year Ended March 31, 2011	
	Television Production	
($MM)	Debmar-Mercury	TV Production
Revenues	**$154**	**$205**
Direct Operating	126	157
Distribution and Marketing	15	17
Gross Contribution	**$13**	**$32**

Gross contribution is defined as revenues less direct operating expense and distribution and marketing expense.

LIONSGATE

Debmar-Mercury Net Cash Flows Before Tax

Debmar-Mercury Net Cash Flows Before Tax Reconciliation to GAAP Net Cash Flows	
($000s)	Next Ten Years
Net Cash Flows, Before Taxes Projected for Debmar-Mercury's Existing Slate of Projects	**$120,000**
Subtract	
Estimated potential cash tax impact	(36,000)
GAAP Based Net Cash Flows Projected for Debmar-Mercury's Existing Slate of Projects	**$84,000**

LIONSGATE

Net cash flows before taxes represent the net change in cash before considering any tax effects.
Net cash flows before taxes is a non-GAAP financial measure.

Appendix B: Icahn Board Representation Notes

LIONSGATE

Notes to What Happens When Icahn Gets Board Representation?

1. ImClone agreed to be acquired by Eli Lilly on October 6, 2008. Final sale price is the $70 cash consideration offered by Eli Lilly
2. Company agreed to nominate dissident(s) at the annual meeting of shareholders. The board joining date is the date of the annual meeting where the dissident(s) were first up for election
3. Take-Two performance is measured from April 15, 2010, the date of the Annual Meeting in which Icahn gained board representation
4. Yahoo! performance is measured to June 24, 2010, the date of the Annual Meeting in which Icahn's nominees did not stand for re-election and retired from the Board
5. Federal-Mogul performance is measured from December 27, 2007, the date it emerged from bankruptcy
6. XO Holdings performance is measured from January 29, 2003, the first date it traded after emerging from bankruptcy
7. BKF performance is measured from January 23, 2006, the date that Icahn gained board representation until September 19, 2008, the date when the directors resigned following a change of control of BKF
8. Lear is measured to November 3, 2008, the date in which Icahn's nominee resigned from the Board
9. Icahn sold off all stake in Blockbuster shares between quarter ended June 30, 2010 and September 30, 2010; performance measured at assumed midpoint of August 15, 2010
10. WCI Communities filed for bankruptcy on September 3, 2009. Share price on that date was $0.016 reflecting a decline of 99.8% since September 6, 2007, when Icahn's representatives joined the Board
11. Biopharmaceutical companies include ImClone, Genzyme, Biogen, Amylin, and Adventrx

LIONSGATE

Appendix C: Lionsgate Director Slate

LIONSGATE

Lionsgate Director Nominees

Norman Bacal

Age: 54

Director Since: December 2004

Business Experience: Mr. Bacal has been a partner with the law firm of Heenan Blaikie LLP since 1987, and has been co-managing partner of the firm since 1997. Heenan Blaikie LLP serves as the Company's outside Canadian counsel.

Qualifications: Mr. Bacal is considered a leading expert in taxation issues related to the Canadian and international entertainment industry. Mr. Bacal is also recognized as one of the country's best entertainment lawyers in the *Guide to the Leading 500 Lawyers in Canada* published by Lexpert/American Lawyer, the *Guide to the Top 100 Industry Specialists in Canada*, Lexpert/Thomson Canada, and was selected by his peers to be included in the 2010 edition of *The Best Lawyers in Canada* (Woodward/White). This experience, coupled with his representation of the entertainment industry before the Finance Committee of the House of Commons, positions him as an invaluable advisor in the Company's deliberations.

Residence: Toronto, Canada

Michael Burns

Age: 52

Director Since: August 1999

Position with the Company: Mr. Burns has been our Vice Chairman since March 2000.

Business Experience: Mr. Burns served as Managing Director and Head of the Office at Prudential Securities Inc.'s Los Angeles Investment Banking Office from 1991 to March 2000.

Other Directorships: Mr. Burns is the Chairman and a co-founder of Novica.com, a private company, a director of Next Point, Inc., a private company of which the Company owns a 42% interest ("Break.com"), a director of TV Guide Entertainment Group, LLC, a private company of which the Company owns a 51% interest, and a member of the Board of Visitors of the John E. Anderson Graduate School of Management at the University of California at Los Angeles.

Qualifications: Since 1999, Mr. Burns has joined with Mr. Feltheimer in building the Company into the leading next generation filmed entertainment studio with annual revenue of approximately $1.6 billion in fiscal 2010. Through an accomplished career specialized in raising equity within the media and entertainment industry, Mr. Burns brings important business and financial expertise to the Board in its deliberations on complex transactions and other financial matters. Additionally, Mr. Burns' extensive knowledge of and history with the Company, his financial and investment banking expertise, his in-depth understanding of our industry, his connections in the business community and relationships with our shareholders, makes Mr. Burns an invaluable advisor to the Board.

Residence: Los Angeles, California

LIONSGATE

Lionsgate Director Nominees (cont'd)

Arthur Evrensel

Age: 52
Director Since: September 2001
Position with the Company: Mr. Evrensel is Chairman of the Compensation Committee of the Board.
Business Experience: Mr. Evrensel has been a partner with the law firm of Heenan Blaikie LLP since 1992.
Qualifications: Mr. Evrensel is a leading counsel in entertainment law relating to television and motion picture development, production, financing and distribution, as well as in the areas of new media and video game law. Mr. Evrensel is recognized as one of Canada's leading entertainment lawyers in the *Guide to the Leading 500 Lawyers in Canada* published by Lexpert/American Lawyer since 2002, the Euromoney Legal Media Group's *Guide to the World's Leading Technology, Media & Telecommunications Lawyers* since 2005, and in *The Best Lawyers in Canada* (Woodward/White) since its inception. This expertise, along with his in-depth understanding of our industry and his network in the business and entertainment community provide meaningful leadership for the Board.
Residence: North Vancouver, Canada

Jon Feltheimer

Age: 59
Director Since: January 2000
Position with the Company: Mr. Feltheimer has been Co-Chairman of the Board since June 2005, and our Chief Executive Officer since March 2000.
Business Experience: Mr. Feltheimer worked for Sony Pictures Entertainment from 1991 to 1999, serving as Founder and President of TriStar Television from 1991 to 1993, as President of Columbia TriStar Television from 1993 to 1995, and as President of Columbia TriStar Television Group and Executive Vice President of Sony Pictures Entertainment from 1995 to 1999.
Other Directorships: Mr. Feltheimer is a director of Horror Entertainment, LLC, a private company of which the Company owns a 34.5% interest ("FEARnet"), and a director of TV Guide Entertainment Group, LLC.
Qualifications: Since 2000 and during Mr. Feltheimer's tenure, the Company has grown into the leading next generation filmed entertainment studio through a combination of organic growth and accretive strategic acquisitions. As our Chief Executive Officer, Mr. Feltheimer provides a critical link to management's perspective in Board discussions regarding the businesses and strategic direction of the Company. With over 25 years of experience in the entertainment industry, Mr. Feltheimer brings an unparalleled level of strategic and operational experience to the Board, as well as an in-depth understanding of our industry and invaluable relationships in the business and entertainment community.
Residence: Los Angeles, California

Lionsgate Director Nominees (cont'd)

Frank Giustra

Age: 53

Position with Company: A director nominee, Mr. Giustra founded Lionsgate in 1997 and was its Chairman from 1997 to 2003.

Business Experience: In 1980, Mr. Giustra joined Yorkton Securities Inc., an investment banking firm, of which he became President in 1990, and from 1995 to December 1996, served as its Chairman and Chief Executive Officer. Since August 2007, Mr. Giustra has been the President and Chief Executive Officer of Fiore Financial Corporation ("Fiore"), a private boutique merchant banking firm focused on creating, financing, and launching investment opportunities in the natural resource sector. Fiore provides certain of its services exclusively to Endeavour Financial Corporation, of which Mr. Giustra was Chairman from January 2001 to August 2007.

Other Directorships: Since July 2010, Mr. Giustra has been a member of the Board of Directors of Eacom Timber Corporation, a public company listed on the TSX Venture Exchange, and since July 2008, a director, a member of the Audit Committee and a member of the Compensation and Corporate Governance Committee of Gold Wheaton Gold Corp., a public company listed on the Toronto Stock Exchange. From February 2010 to September 2010, Mr. Giustra was a member of the Board of Directors of Crew Gold Corporation, a public company listed on the Toronto Stock Exchange; from October 2009 to September 2010, a member of the Board of Directors of Etruscan Resources Inc., a public company formerly listed on the Toronto Stock Exchange; from April 2007 to June 2008, a member of the Board of Directors of Peak Gold Ltd., a public company formerly listed on the TSX Venture Exchange; and from October 2005 to February 2007, a member of the Board of Directors of UrAsia Energy Ltd., a public company formerly listed on the TSX Venture Exchange. Mr. Giustra is also a member of the board of trustees of the William J. Clinton Foundation and International Crisis Group, and is a director of the Radcliffe Foundation. Mr. Giustra also sits on the Board of Streettohome Foundation. In June 2007, Mr. Giustra and Former President Bill Clinton launched the Clinton Giustra Sustainable Growth Initiative, which focuses on alleviating poverty in the developing world in partnership with the global mining community.

Qualifications: Mr. Giustra's reputation and relationships with the investment community, which includes investment banks, commercial banks, and the largest institutional equity investors in the world, and his prior experience in the entertainment industry as the founder of the Company provide the requisite qualifications, skills, perspectives and experience that make him well qualified to serve on the Board.

Residence: Vancouver, Canada

LIONSGATE

Lionsgate Director Nominees (cont'd)

Morley Koffman, Q.C.

Age: 80
Director Since: November 1997
Position with the Company: Mr. Koffman is a member of the Audit Committee of the Board, Chairman of the Nominating & Corporate Governance Committee of the Board and a member of the Special Committee of the Board.
Business Experience: Mr. Koffman is a lawyer with the firm of Koffman Kalef LLP, where he has practiced since 1993.
Other Directorships: From 1993 to 2009, Mr. Koffman was a director and Chairman of the Corporate Governance Committee of Ainsworth Lumber Co. Ltd., a public company listed on the Toronto Stock Exchange.
Qualifications: Mr. Koffman has considerable strength and experience as a corporate and commercial lawyer for the past 50 years. He has also been a director and member of audit committees and corporate governance committees of several public companies over his years of practice. Mr. Koffman's legal background and knowledge of British Columbia law and long-time service on the Audit Committee and the Nominating & Corporate Governance Committee provide the Board with the perspective of an experienced lawyer who has evaluated operational and business issues similar to those facing the Company.
Residence: Vancouver, Canada

Harald Ludwig

Age: 56
Director Since: November 1997 to December 2004, June 2005
Position with the Company: Mr. Ludwig is Co-Chairman of the Board, Chairman of the Special Committee of the Board, Chairman of the Strategic Advisory Committee of the Board, and a member of the Compensation Committee of the Board. Business Experience: Since 1985, Mr. Ludwig has served as President of Macluan Capital Corporation, a leveraged buy-out company.
Other Directorships: Mr. Ludwig is a director, a member of the Governance and Nominating Committee and Chairman of the Compensation Committee of West Fraser Timber Co. Limited, a public company listed on the Toronto Stock Exchange, and a director, Chairman of the Corporate Governance and Nominating Committee, a member of the Audit and Compensation Committees of Canadian Overseas Petroleum Limited, a public company listed on the TSX Venture Exchange, and a director of Prima Colombia Hardwood, Inc., a company listed on the TSX Venture Exchange. Additionally, from 2007 to 2009, Mr. Ludwig was a director of Third Wave Acquisition Corp., a company formerly listed on the American Stock Exchange.
Qualifications: With over 30 years of business and investment experience, and as a founding partner or private equity investor in a number of North American and international private equity firms, hedge funds, mezzanine lenders, growth capital providers, distressed investment firms and real estate investment vehicles, Mr. Ludwig provides unique insight and valuable advice on business practices. Moreover, Mr. Ludwig's practical business experience, financial and business acumen and his connections in the business community provide the Board with critical perspective on the business issues the Company faces and make him uniquely qualified to serve on the Board.
Residence: West Vancouver, Canada

LIONSGATE

Lionsgate Director Nominees (cont'd)

G. Scott Paterson

Age: 46

Director Since: November 1997

Position with the Company: Mr. Paterson is Chairman of the Audit Committee of the Board and a member of the Strategic Advisory Committee of the Board.

Business Experience: Mr. Paterson is Vice Chairman of NeuLion Inc., a public company listed on the Toronto Stock Exchange. In October 2008, NeuLion merged with JumpTV Inc., a company where Mr. Paterson had been Chairman since January 2002. From October 1998 to December 2001, Mr. Paterson served as Chairman and Chief Executive Officer of Yorkton Securities, Inc., which was then the leading underwriter of technology and film and entertainment companies in Canada. Mr. Paterson is also the former Chairman of the Canadian Venture Stock Exchange and a former Vice Chairman of the Toronto Stock Exchange. Mr. Paterson is a graduate of the Institute of Corporate Directors (2009) at the Rotman Business School, University of Toronto.

Other Directorships: Mr. Paterson is Chairman of Automated Benefits Corp., a public company listed on the Toronto Venture Stock Exchange. From 2003 to 2007, Mr. Paterson was a member of the Board and Audit Committee of Rand A Technology Corp., a public company then listed on the Toronto Stock Exchange; from 1994 to 2002, a member of the Board of Leitch Technology Corp., a public company then listed on the Toronto Stock Exchange; and from 2006 to 2008, a member of the Board of Pioneering Technology Corp., a public company then listed on the TSX Venture Exchange. In addition, Mr. Paterson is Chairman of the Merry Go Round Children's Foundation, a position he has held since he founded the charity in 1997, and a Governor of Ridley College.

Involvement in certain Legal Proceedings: In December 2001, Mr. Paterson entered into a settlement agreement with the Ontario Securities Commission in connection with conduct that was, in the view of the commission, contrary to the public interest in connection with certain corporate finance and trading activities engaged in by Mr. Paterson and the investment dealer with which he was associated. Mr. Paterson has fulfilled the terms of the settlement agreement which provided that he could not be registered under the Securities Act (Ontario) until December 19, 2003, that he make a voluntary payment to the commission of $1 million Canadian dollars and that he temporarily cease trading for a six-month period. There were no allegations of securities rule or law breaches.

Qualifications: Mr. Paterson's investment banking background and experience with the Canadian securities industry, together with his management experience at entertainment-related companies provide the Board with significant operational and financial expertise with specific application to the entertainment industry. His varied service as a director and chairman of other public companies brings him a wide range of knowledge surrounding strategic transactions, board of director oversight, corporate responsibility, and Canadian securities regulations that is valuable to the Board when considering recommendations and decisions for the Company.

Residence: Toronto, Canada

LIONSGATE

Lionsgate Director Nominees (cont'd)

Mark H. Rachesky, M.D.

<u>Age</u>: 51
<u>Director Since</u>: September 2009
<u>Position with the Company</u>: Dr. Rachesky is a member of the Strategic Advisory Committee of the Board.
<u>Business Experience</u>: Dr. Rachesky is a co-founder and the President of MHR Fund Management LLC (founded in 1996) and affiliates, investment managers of various private investment funds that invest in inefficient market sectors, including distressed investments and special situation equities. Dr. Rachesky holds an M.B.A. from the Stanford University School of Business, an M.D. from the Stanford University School of Medicine, and a B.A. from the University of Pennsylvania.
<u>Other Directorships</u>: Dr. Rachesky is the non-executive Chairman of the Board of Directors, member of the Executive Committee and Chairman of the Compensation Committee of Loral Space & Communications Inc., a public company listed on the NASDAQ stock market, the non-executive Chairman of the Board of Telesat Canada, the non-executive Chairman of the Board, Chairman of the Nominating and Corporate Governance Committee and member of the Compensation Committee of Leap Wireless International, Inc., a public company listed on the NASDAQ stock market, and a director, Chairman of the Governance and Nominating Committee, member of the Compensation Committee and member of the Executive Committee of Emisphere Technologies, Inc., a company listed on the Over the Counter Bulletin Board, and a member of the Board of Directors of Nations Health, Inc., a private company. Additionally, from 2005 to 2009, Dr. Rachesky served as a member of the Board of Directors of NationsHealth, Inc. and from 1999 to 2008, Dr. Rachesky served as a member of the Board of Directors of Neose Technologies, Inc.
<u>Qualifications</u>: Dr. Rachesky has demonstrated leadership skills as well as extensive financial expertise and broad-based business knowledge and relationships. In addition, as the President of MHR Fund Management LLC, with a demonstrated investment record in companies engaged in a wide range of businesses over the last 15 years, together with his experience as chairman and director of other public and private companies, Dr. Rachesky brings to the Board broad and insightful perspectives relating to economic, financial and business conditions affecting the Company and its strategic direction. Letter Agreement: On July 9, 2009, we entered into a letter agreement with Dr. Rachesky in which we agreed to, among other things, name Dr. Rachesky to our slate of nominees for election to the Board at the Company's 2009 Annual General Meeting of Shareholders. On September 15, 2009, Dr. Rachesky was elected to the Board.
<u>Residence</u>: New York, New York

LIONSGATE

Lionsgate Director Nominees (cont'd)

Daryl Simm

Age: 49
Director Since: September 2004
Position with the Company: Mr. Simm is a member of the Compensation Committee of the Board and the Nominating & Corporate Governance Committee of the Board.
Business Experience: Since 1998, Mr. Simm has been Chairman and Chief Executive Officer of Omnicom Media Group, a division of Omnicom Group, Inc., of which he is an officer.
Qualifications: During his career, Mr. Simm has played a leading role in the decoupling of media services from ad agencies, resulting in the best media values and cost shares for clients. Under Mr. Simm's tenure at Omnicom, the company has been honored as the world's most creative media agency for four consecutive years by The Gunn Report for Media, which evaluates global media creativity. Additionally, Mr. Simm has received numerous industry awards over the years, including "Media Maven" by Advertising Age and the Media Executive of the Year and Media Innovator Awards. This knowledge and experience in leading a highly successful, entrepreneurial, creative−led agency provides meaningful leadership in these areas to the Board.
Residence: Scarsdale, New York

Hardwick Simmons

Age: 70
Director Since: June 2005
Position with the Company: Mr. Simmons is a member of the Strategic Advisory Committee of the Board, the Nominating & Corporate Governance Committee of the Board and the Special Committee of the Board. Business Experience: From February 2001 to June 2003, Mr. Simmons served first as Chief Executive Officer and then as Chairman and Chief Executive Officer at The NASDAQ Stock Market Inc. From May 1991 to December 2000, Mr. Simmons served as President and Chief Executive Officer of Prudential Securities Incorporated.
Other Directorships: Mr. Simmons is currently the lead director, Chairman of the Audit Committee and a member of the Corporate Governance, Nominating and Compensation Committee for Raymond James Financial, a company listed on the New York Stock Exchange, the non−executive Chairman of Stonetex Corp., a private company, and a director of Invivoscribe, Inc., a private company. Additionally, from 2007 to 2009, Mr. Simmons was a director of Geneva Acquisition Corp., a company listed on the American Stock Exchange.
Qualifications: Mr. Simmons, through an accomplished career overseeing one of the largest equity securities trading markets in the world and other large complex financial institutions, brings important business and financial expertise to the Board in its deliberations on complex transactions and other financial matters. In addition, his broad business knowledge, connections in the business community, and valuable insight regarding investment banking and regulation is relevant to the Board's oversight of the Company's business.
Residence: Marion, Massachusetts

LIONSGATE

Lionsgate Director Nominees (cont'd)

Phyllis Yaffe

Age: 61

Director Since: September 2009

Position with the Company: Ms. Yaffe is a member of the Audit Committee of the Board.

Business Experience: From June 2005 to December 2007, Ms. Yaffe was Chief Executive Officer and a member of the board of directors of Alliance Atlantis Communications, a media company for whom she has worked in several capacities since 1998. The Company was acquired in 2007 by CanWest Global Communications, an affiliate of Goldman Sachs.

Other Directorships: Ms. Yaffe is Lead Director, the Chair of the Nominating and Governance Committee and a member of the Salary and Organization Committee of Torstar Corporation, a public company listed on the Toronto Stock Exchange, a director of Astral Media, Inc., a public company listed on the Toronto Stock Exchange, and the Chair of the Board of Cineplex Entertainment LP. The units of Cineplex Galaxy Income Fund, which owns approximately 99.6% of Cineplex Entertainment LP, are traded on the Toronto Stock Exchange. Ms. Yaffe is also Chair of the Board of Governors of Ryerson University, is on the Executive Board of Governors of the World Wildlife Fund Canada, and the Chair of Women Against Multiple Sclerosis (Canada).

Qualifications: Ms. Yaffe has extensive experience in the entertainment industry. At Alliance Atlantis, Ms. Yaffe was responsible for overseeing worldwide operations, including all of its Canadian specialty television channels, its international television distribution business and the hit CSI franchise. In 1999, Ms. Yaffe was selected as the Canadian Women in Communications Woman of the Year, and received the Lifetime Achievement Award from Women in Film and Television in April 2000. In 2006, Ms. Yaffe was included in the Women's Executive Network's list of Canada's 100 Most Powerful Women and in November 2007, she was inducted into the Canadian Association of Broadcasters' Broadcast Hall of Fame. Ms. Yaffe brings to the Board new broadcast expertise as the Company continues its successful diversification into television production and broadcasting.

Residence: Toronto, Canada

LIONSGATE

Additional Information

This presentation does not constitute an offer to buy or solicitation of an offer to sell any securities. Lionsgate has filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC") and Canadian securities regulators in connection with the annual meeting of shareholders and any proxy statement filed by Lionsgate that is required to be mailed to shareholders will be mailed to shareholders of Lionsgate and Lionsgate will file a definitive proxy statement with the SEC. Lionsgate has also filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC and a directors' circular with Canadian securities regulators regarding the Icahn Group's pending unsolicited tender offer. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC OR CANADIAN SECURITIES REGULATORS IN THEIR ENTIRETY, AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Solicitation/Recommendation Statement, the directors' circular, any amendments or supplements thereto, the proxy statement, and other documents filed by Lionsgate with the SEC and Canadian securities regulators related to the Annual Meeting or the Icahn Group's unsolicited tender offer for no charge in the "Investors" section of Lionsgate's website at www.lionsgate.com or at the SEC's website at www.sec.gov or at www.sedar.com. Copies will also be available at no charge by writing to Lionsgate at 2700 Colorado Avenue, Suite 200, Santa Monica, California 90404.

Certain Information Regarding Participants

Lionsgate and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Shareholders may obtain information regarding the names, affiliations and interests of Lionsgate's directors and executive officers in Lionsgate's proxy statement filed with the SEC on December 2, 2010 and the definitive proxy statement that will be filed thereafter, its Annual Report on Form 10-K filed with the SEC on June 1, 2010, and its amendment to such Annual Report on Form 10-K/A filed with the SEC on July 29, 2010. To the extent that holders of Lionsgate securities change after the date of the proxy statement for the 2010 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

LIONSGATE